UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2011

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

SunTrust Banks, Inc. (the “Company”) has filed a Registration Statement on Form S-3 (333-161712) under the Securities Act of 1933, as amended, registering, among other securities, its Global Medium-Term Notes, Series A (the “Notes”) that may be offered from time to time. A legal opinion as to the legality of certain of the Notes is being filed as Exhibit 5.1 to this report. This opinion replaces the opinion previously filed as an exhibit to the Current Report on Form 8-K filed on August 9, 2011.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of King & Spalding LLP as to the legality of certain of the Company’s Global Medium-Term Notes, Series A.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNTRUST BANKS, INC.

Date: October 27, 2011	By:	/s/ David A. Wisniewski
David A. Wisniewski Group Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of King & Spalding LLP as to the legality of certain of the Company’s Global Medium-Term Notes, Series A.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).